SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                      Current Report Pursuant to Section 13
                 or 15(d) of the Securities Exchange Act of 1934


Date of Report                                   Commission File No. 1-9727
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August 28, 2001


                          Franklin Capital Corporation
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               (Exact name of registrant specified in its charter)


           Delaware                                       13-3419202
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


450 Park Avenue, 10th Floor, New York, New York                   10022
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code       (212) 486-2323
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
Item 2.   Acquisition of Assets

On September 5th, 2001, Franklin Capital Corporation announced that on August 28, 2001, Franklin and Sunshine Wireless, LLC have purchased the assets of Winstar Radio Networks, Global Media and Winstar Radio Productions (collectively "WRN") for a total purchase price of $6.25 million. Change Technology Partners a public company that invests and manages technology and media companies provided $2.25 million of senior financing for the deal. Franklin invested $2.65 million through a subsidiary, eCom Capital, Inc. and will own in excess of 50% of the new company on a fully diluted basis.

WRN, which is owned by Winstar New Media, a wholly owned subsidiary of Winstar Communications, Inc. produces and syndicates programs and services heard on more than 2,000 radio stations nationwide across most major formats. Through its Global Media Sales unit, WRN also sells the advertising inventory radio stations provide in exchange for the Winstar content.

The programming and content acquired by Franklin and Sunshine include prep services as well as long form and short form programming. Additionally, Global Media has a number of independent producer clients, which range from talk and music programs to news and traffic services.

Item 7.   Financial Statements and Exhibits

           (a), (b) Neither audited nor unaudited financial statements are currently available for the assets acquired by the Company on August 28, 2001. Accordingly, it is not practicable to provide the historical or pro-forma financial statements required by Item 7 of Form 8-K at the time this Current Report on Form 8-K is filed. The Company shall file the required historical and pro-forma financial statements as soon as they are available, but in no event later than the time provided for under the applicable rules.


           (c)       Exhibits

           99.1      Asset Purchase Agreement dated August 28, 2001.
           99.2 Press Release dated September 5, 2001, announcing the acquisition of the assets from Winstar Radio Networks.


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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                FRANKLIN CAPITAL CORPORATION

                                By: /s/ Spencer L. Brown
                                    ------------------------------------------
                                    Spencer L. Brown
                                    Senior Vice President


Dated: September 14, 2001















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
                                 EXHIBIT INDEX


        Exhibit No.                      Description
        -----------                      -----------

           99.1      Asset Purchase Agreement dated August 28, 2001.

           99.2 Press Release dated September 5, 2001, announcing the acquisition of the assets from Winstar Radio Networks.












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